Exhibit 99.2

THE PNC FINANCIAL SERVICES GROUP, INC.

FINANCIAL SUPPLEMENT
SECOND QUARTER 2025
(Unaudited)

THE PNC FINANCIAL SERVICES GROUP, INC.
FINANCIAL SUPPLEMENT
SECOND QUARTER 2025
(UNAUDITED)

The information contained in this Financial Supplement is preliminary, unaudited and based on data available on July 16, 2025. This information speaks only as of the particular date or dates included in the schedules. We do not undertake any obligation to, and disclaim any duty to, correct or update any of the information provided in this Financial Supplement. Our future financial performance is subject to risks and uncertainties as described in our United States Securities and Exchange Commission (SEC) filings.

BUSINESS
PNC is one of the largest diversified financial services companies in the United States (U.S.) and is headquartered in Pittsburgh, Pennsylvania. PNC has businesses engaged in retail banking, corporate and institutional banking and asset management, providing many of its products and services nationally. PNC's retail branch network is located coast-to-coast. PNC also has strategic international offices in four countries outside the U.S.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 1

Table 1: Consolidated Income Statement (Unaudited)

	Three months ended					Six months ended
	June 30	March 31	December 31	September 30	June 30	June 30	June 30
In millions, except per share data	2025	2025	2024	2024	2024	2025	2024
Interest Income
Loans	$4,609	$4,472	$4,731	$4,954	$4,842	$9,081	$9,661
Investment securities	1,151	1,124	1,142	1,097	1,001	2,275	1,884
Other	510	534	621	771	725	1,044	1,523
Total interest income	6,270	6,130	6,494	6,822	6,568	12,400	13,068
Interest Expense
Deposits	1,845	1,808	2,010	2,230	2,084	3,653	4,161
Borrowed funds	870	846	961	1,182	1,182	1,716	2,341
Total interest expense	2,715	2,654	2,971	3,412	3,266	5,369	6,502
Net interest income	3,555	3,476	3,523	3,410	3,302	7,031	6,566
Noninterest Income
Asset management and brokerage	391	391	374	383	364	782	728
Capital markets and advisory	321	306	348	371	272	627	531
Card and cash management	737	692	695	698	706	1,429	1,377
Lending and deposit services	317	316	330	320	304	633	609
Residential and commercial mortgage	128	134	122	181	131	262	278
Other income
Gain on Visa shares exchange program	—	—	—	—	754	—	754
Securities gains (losses)	—	(2)	(2)	1	(499)	(2)	(499)
Other (a)	212	139	177	68	77	351	212
Total other income	212	137	175	69	332	349	467
Total noninterest income	2,106	1,976	2,044	2,022	2,109	4,082	3,990
Total revenue	5,661	5,452	5,567	5,432	5,411	11,113	10,556
Provision For Credit Losses	254	219	156	243	235	473	390
Noninterest Expense
Personnel	1,889	1,890	1,857	1,869	1,782	3,779	3,576
Occupancy	235	245	240	234	236	480	480
Equipment	394	384	473	357	356	778	697
Marketing	99	85	112	93	93	184	157
Other	766	783	824	774	890	1,549	1,781
Total noninterest expense	3,383	3,387	3,506	3,327	3,357	6,770	6,691
Income before income taxes and noncontrolling interests	2,024	1,846	1,905	1,862	1,819	3,870	3,475
Income taxes	381	347	278	357	342	728	654
Net income	1,643	1,499	1,627	1,505	1,477	3,142	2,821
Less: Net income attributable to noncontrolling interests	16	18	17	15	18	34	32
Preferred stock dividends (b)	83	71	94	82	95	154	176
Preferred stock discount accretion and redemptions	2	2	2	2	2	4	4
Net income attributable to common shareholders	$1,542	$1,408	$1,514	$1,406	$1,362	$2,950	$2,609
Earnings Per Common Share
Basic	$3.86	$3.52	$3.77	$3.50	$3.39	$7.37	$6.49
Diluted	$3.85	$3.51	$3.77	$3.49	$3.39	$7.37	$6.48
Average Common Shares Outstanding
Basic	397	398	399	399	400	398	400
Diluted	397	398	399	400	400	398	400
Efficiency	60%	62%	63%	61%	62%	61%	63%
Noninterest income to total revenue	37%	36%	37%	37%	39%	37%	38%
Effective tax rate (c)	18.8%	18.8%	14.6%	19.2%	18.8%	18.8%	18.8%
(a)Includes Visa derivative fair value adjustments of $2 million, $(40) million, $(23) million, $(128) million and $(116) million for the quarters ended June 30, 2025, March 31, 2025, December 31, 2024, September 30, 2024 and June 30, 2024, respectively and $(38) million and $(123) million for the six months ended June 30, 2025 and June 30, 2024, respectively. These adjustments are primarily related to escrow funding and the extension of anticipated litigation resolution timing.
(b)Dividends are payable quarterly, other than Series S preferred stock, which is payable semiannually.
(c)The effective income tax rates are generally lower than the statutory rate due to the relationship of pretax income to tax credits and earnings that are not subject to tax.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 2
Table 2: Consolidated Balance Sheet (Unaudited)

	June 30	March 31	December 31	September 30	June 30
In millions, except par value	2025	2025	2024	2024	2024
Assets
Cash and due from banks	$5,939	$6,102	$6,904	$6,162	$6,242
Interest-earning deposits with banks (a)	24,455	32,298	39,347	35,024	33,039
Loans held for sale (b)	1,837	1,236	850	750	988
Investment securities – available-for-sale	67,136	63,318	62,039	60,338	51,188
Investment securities – held-to-maturity	75,212	74,457	77,693	83,845	87,457
Loans (b)	326,340	318,850	316,467	321,381	321,429
Allowance for loan and lease losses	(4,523)	(4,544)	(4,486)	(4,589)	(4,636)
Net loans	321,817	314,306	311,981	316,792	316,793
Equity investments	9,755	9,448	9,600	9,217	9,037
Mortgage servicing rights	3,467	3,564	3,711	3,503	3,739
Goodwill	10,932	10,932	10,932	10,932	10,932
Other (b)	38,557	39,061	36,981	38,318	37,104
Total assets	$559,107	$554,722	$560,038	$564,881	$556,519
Liabilities
Deposits
Noninterest-bearing	$93,253	$92,369	$92,641	$94,588	$94,542
Interest-bearing (b)	333,443	330,546	334,097	329,378	321,849
Total deposits	426,696	422,915	426,738	423,966	416,391
Borrowed funds
Federal Home Loan Bank advances	18,000	18,000	22,000	28,000	35,000
Senior debt	35,750	34,987	32,497	32,492	29,601
Subordinated debt	3,490	4,163	4,104	4,196	4,078
Other (b)	3,184	3,572	3,072	3,381	2,712
Total borrowed funds	60,424	60,722	61,673	68,069	71,391
Allowance for unfunded lending related commitments	759	674	719	725	717
Accrued expenses and other liabilities (b)	13,573	13,960	16,439	16,392	15,339
Total liabilities	501,452	498,271	505,569	509,152	503,838
Equity
Preferred stock (c)	—	—	—	—	—
Common stock - $5 par value
Authorized 800,000,000 shares, issued 543,412,101; 543,310,646; 543,310,646; 543,225,979 and 543,225,979 shares	2,717	2,717	2,717	2,716	2,716
Capital surplus	18,809	18,731	18,710	19,150	19,098
Retained earnings	60,951	60,051	59,282	58,412	57,652
Accumulated other comprehensive income (loss)	(4,682)	(5,237)	(6,565)	(5,090)	(7,446)
Common stock held in treasury at cost: 149,426,326; 147,519,772; 147,373,633; 146,306,706 and 145,667,981 shares	(20,188)	(19,857)	(19,719)	(19,499)	(19,378)
Total shareholders’ equity	57,607	56,405	54,425	55,689	52,642
Noncontrolling interests	48	46	44	40	39
Total equity	57,655	56,451	54,469	55,729	52,681
Total liabilities and equity	$559,107	$554,722	$560,038	$564,881	$556,519
(a)Amounts include balances held with the Federal Reserve Bank of $23.9 billion, $31.9 billion, $39.0 billion, $34.6 billion and $32.6 billion as of June 30, 2025, March 31, 2025, December 31, 2024, September 30, 2024 and June 30, 2024, respectively.
(b)Amounts include assets and liabilities for which PNC has elected the fair value option. Our first quarter 2025 Form 10-Q included, and our second quarter 2025 Form 10-Q will include, additional information regarding these items.
(c)Par value less than $0.5 million at each date.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 3

Table 3: Average Consolidated Balance Sheet (Unaudited) (a) (b)
	Three months ended					Six months ended
	June 30	March 31	December 31	September 30	June 30	June 30	June 30
In millions	2025	2025	2024	2024	2024	2025	2024
Assets
Interest-earning assets:
Investment securities
Securities available-for-sale
Residential mortgage-backed	$34,567	$33,793	$32,865	$31,491	$30,780	$34,182	$30,885
U.S. Treasury and government agencies	25,372	24,382	23,086	17,311	15,350	24,880	11,775
Other	7,818	7,505	7,656	7,387	7,305	7,663	7,058
Total securities available-for-sale	67,757	65,680	63,607	56,189	53,435	66,725	49,718
Securities held-to-maturity
Residential mortgage-backed	40,440	40,045	40,833	41,698	42,234	40,243	42,433
U.S. Treasury and government agencies	26,900	28,931	31,049	35,093	35,467	27,910	35,663
Other	6,838	7,525	8,374	9,334	10,170	7,180	10,556
Total securities held-to-maturity	74,178	76,501	80,256	86,125	87,871	75,333	88,652
Total investment securities	141,935	142,181	143,863	142,314	141,306	142,058	138,370
Loans
Commercial and industrial	184,725	177,333	177,433	177,019	177,130	181,049	177,194
Commercial real estate	31,838	33,067	34,476	35,451	35,523	32,450	35,523
Equipment lease financing	6,801	6,692	6,737	6,528	6,490	6,747	6,478
Consumer	53,851	53,421	53,735	53,543	53,503	53,637	53,718
Residential real estate	45,539	46,111	46,677	47,061	47,272	45,823	47,350
Total loans	322,754	316,624	319,058	319,602	319,918	319,706	320,263
Interest-earning deposits with banks (c)	31,570	34,614	37,929	45,319	41,113	33,209	44,682
Other interest-earning assets	11,348	10,147	10,337	8,909	9,279	10,750	8,641
Total interest-earning assets	507,607	503,566	511,187	516,144	511,616	505,723	511,956
Noninterest-earning assets	54,079	52,811	52,911	53,369	51,414	53,323	50,983
Total assets	$561,686	$556,377	$564,098	$569,513	$563,030	$559,046	$562,939
Liabilities and Equity
Interest-bearing liabilities:
Interest-bearing deposits
Money market	$70,909	$73,063	$73,219	$72,578	$67,631	$71,980	$67,735
Demand	126,222	125,046	124,294	119,914	121,423	125,637	122,085
Savings	97,028	97,409	95,957	95,939	97,232	97,217	97,476
Time deposits	35,674	32,763	35,656	37,880	34,663	34,227	33,819
Total interest-bearing deposits	329,833	328,281	329,126	326,311	320,949	329,061	321,115
Borrowed funds
Federal Home Loan Bank advances	18,319	19,703	24,014	31,785	35,962	19,007	36,839
Senior debt	36,142	34,933	32,572	32,204	29,717	35,541	29,096
Subordinated debt	3,686	4,320	4,324	4,330	4,567	4,001	4,824
Other	7,146	5,549	6,259	7,764	7,210	6,352	5,764
Total borrowed funds	65,293	64,505	67,169	76,083	77,456	64,901	76,523
Total interest-bearing liabilities	395,126	392,786	396,295	402,394	398,405	393,962	397,638
Noninterest-bearing liabilities and equity:
Noninterest-bearing deposits	93,142	92,367	96,136	95,811	96,284	92,757	97,579
Accrued expenses and other liabilities	16,942	16,214	17,068	17,395	17,144	16,580	16,774
Equity	56,476	55,010	54,599	53,913	51,197	55,747	50,948
Total liabilities and equity	$561,686	$556,377	$564,098	$569,513	$563,030	$559,046	$562,939
(a)Calculated using average daily balances.
(b)Nonaccrual loans are included in loans, net of unearned income. The impact of financial derivatives used in interest rate risk management is included in the interest income/expense and average yields/rates of the related assets and liabilities. Fair value adjustments related to hedged items are included in noninterest-earning assets and noninterest-bearing liabilities. Average balances of securities are based on amortized historical cost (excluding adjustments to fair value, which are included in other assets). Average balances for certain loans and borrowed funds accounted for at fair value are included in noninterest-earning assets and noninterest-bearing liabilities, with changes in fair value recorded in Noninterest income.
(c)Amounts include average balances held with the Federal Reserve Bank of $30.8 billion, $34.2 billion, $37.5 billion, $44.9 billion and $40.7 billion for the three months ended June 30, 2025, March 31, 2025, December 31, 2024, September 30, 2024 and June 30, 2024 and $32.5 billion and $44.3 billion for the six months ended June 30, 2025 and June 30, 2024, respectively.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 4

Table 4: Details of Net Interest Margin (Unaudited)
	Three months ended					Six months ended
	June 30	March 31	December 31	September 30	June 30	June 30	June 30
	2025	2025	2024	2024	2024	2025	2024
Average yields/rates (a)
Yield on interest-earning assets
Investment securities
Securities available-for-sale
Residential mortgage-backed	3.76%	3.68%	3.60%	3.45%	3.11%	3.72%	3.06%
U.S. Treasury and government agencies	4.55%	4.50%	4.75%	5.40%	4.28%	4.56%	3.72%
Other	3.69%	3.65%	3.79%	3.76%	3.70%	3.67%	3.59%
Total securities available-for-sale	4.05%	3.98%	4.04%	4.09%	3.53%	4.03%	3.29%
Securities held-to-maturity
Residential mortgage-backed	2.90%	2.84%	2.83%	2.82%	2.79%	2.87%	2.78%
U.S. Treasury and government agencies	1.53%	1.49%	1.46%	1.33%	1.31%	1.52%	1.31%
Other	4.34%	4.39%	4.60%	4.81%	4.82%	4.37%	4.76%
Total securities held-to-maturity	2.54%	2.48%	2.48%	2.43%	2.43%	2.51%	2.42%
Total investment securities	3.26%	3.17%	3.17%	3.08%	2.84%	3.22%	2.74%
Loans
Commercial and industrial	5.74%	5.74%	5.94%	6.28%	6.22%	5.74%	6.20%
Commercial real estate	6.01%	5.94%	6.24%	6.68%	6.66%	5.97%	6.67%
Equipment lease financing	4.99%	5.05%	5.43%	5.65%	5.37%	5.02%	5.27%
Consumer	7.11%	7.14%	7.29%	7.47%	7.24%	7.12%	7.20%
Residential real estate	3.76%	3.78%	3.75%	3.73%	3.70%	3.77%	3.67%
Total loans	5.70%	5.70%	5.87%	6.13%	6.05%	5.70%	6.03%
Interest-earning deposits with banks	4.38%	4.42%	4.86%	5.48%	5.47%	4.38%	5.47%
Other interest-earning assets	5.66%	6.02%	6.17%	6.78%	6.98%	5.83%	6.95%
Total yield on interest-earning assets	4.93%	4.90%	5.04%	5.25%	5.13%	4.92%	5.11%
Rate on interest-bearing liabilities
Interest-bearing deposits
Money market	3.01%	2.99%	3.18%	3.59%	3.39%	3.00%	3.42%
Demand	1.89%	1.87%	2.05%	2.31%	2.25%	1.88%	2.25%
Savings	1.63%	1.64%	1.70%	1.86%	1.85%	1.64%	1.83%
Time deposits	3.64%	3.69%	4.15%	4.47%	4.48%	3.66%	4.46%
Total interest-bearing deposits	2.24%	2.23%	2.43%	2.72%	2.61%	2.24%	2.60%
Borrowed funds
Federal Home Loan Bank advances	4.74%	4.73%	5.06%	5.63%	5.66%	4.74%	5.66%
Senior debt	5.77%	5.64%	6.12%	6.64%	6.55%	5.71%	6.57%
Subordinated debt	5.69%	5.54%	6.10%	6.77%	6.65%	5.61%	6.64%
Other	4.24%	4.38%	4.70%	5.28%	5.51%	4.30%	5.54%
Total borrowed funds	5.31%	5.25%	5.61%	6.09%	6.04%	5.28%	6.06%
Total rate on interest-bearing liabilities	2.74%	2.72%	2.95%	3.34%	3.26%	2.73%	3.25%
Interest rate spread	2.19%	2.18%	2.09%	1.91%	1.87%	2.19%	1.86%
Benefit from use of noninterest-bearing sources (b)	0.61%	0.60%	0.66%	0.73%	0.73%	0.60%	0.72%
Net interest margin	2.80%	2.78%	2.75%	2.64%	2.60%	2.79%	2.58%
(a)Yields and rates are calculated using the applicable annualized interest income or interest expense divided by the applicable average earning assets or interest-bearing liabilities. Net interest margin is the total yield on interest-earning assets minus the total rate on interest-bearing liabilities and includes the benefit from use of noninterest-bearing sources. To provide more meaningful comparisons of net interest margins, we use net interest income on a taxable-equivalent basis in calculating average yields used in the calculation of net interest margin by increasing the interest income earned on tax-exempt assets to make it fully equivalent to interest income earned on taxable investments. This adjustment is not permitted under GAAP in the Consolidated Income Statement. The taxable-equivalent adjustments to net interest income for the three months ended June 30, 2025, March 31, 2025, December 31, 2024, September 30, 2024 and June 30, 2024 were $28 million, $28 million, $30 million, $33 million and $34 million, respectively. The taxable-equivalent adjustments to net interest income for the six months ended June 30, 2025 and June 30, 2024 were $56 million and $68 million, respectively.
(b)Represents the positive effects of investing noninterest-bearing sources in interest-earning assets.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 5
Table 5: Details of Loans (Unaudited)

	June 30	March 31	December 31	September 30	June 30
In millions	2025	2025	2024	2024	2024
Commercial
Commercial and industrial
Financial services	$31,815	$29,335	$27,737	$29,244	$27,986
Manufacturing	31,135	28,934	27,700	28,748	29,544
Service providers	23,071	22,943	21,881	22,033	21,948
Wholesale trade	19,460	19,176	18,399	18,338	18,532
Real estate related (a)	14,873	15,041	14,910	14,856	15,198
Retail trade	12,923	11,941	11,611	11,888	11,596
Technology, media and telecommunications	11,079	9,998	9,767	9,292	9,621
Health care	9,590	9,903	9,694	10,169	9,527
Transportation and warehousing	7,164	7,147	7,320	7,723	8,036
Other industries	27,720	26,119	26,771	26,600	26,801
Total commercial and industrial	188,830	180,537	175,790	178,891	178,789
Commercial real estate	31,250	32,307	33,619	35,104	35,498
Equipment lease financing	6,928	6,732	6,755	6,726	6,555
Total commercial	227,008	219,576	216,164	220,721	220,842
Consumer
Residential real estate	45,257	45,890	46,415	46,972	47,183
Home equity	25,928	25,846	25,991	25,970	25,917
Automobile	15,892	15,324	15,355	15,135	14,820
Credit card	6,570	6,550	6,879	6,827	6,849
Education	1,547	1,597	1,636	1,693	1,732
Other consumer	4,138	4,067	4,027	4,063	4,086
Total consumer	99,332	99,274	100,303	100,660	100,587
Total loans	$326,340	$318,850	$316,467	$321,381	$321,429
(a)Represents loans to customers in the real estate and construction industries.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 6
Allowance for Credit Losses (Unaudited)

Table 6: Change in Allowance for Loan and Lease Losses

	Three months ended					Six months ended
	June 30	March 31	December 31	September 30	June 30	June 30	June 30
Dollars in millions	2025	2025	2024	2024	2024	2025	2024
Allowance for loan and lease losses
Beginning balance	$4,544	$4,486	$4,589	$4,636	$4,693	$4,486	$4,791
Gross charge-offs:
Commercial and industrial	(89)	(103)	(78)	(89)	(77)	(192)	(161)
Commercial real estate	(64)	(18)	(87)	(102)	(113)	(82)	(169)
Equipment lease financing	(10)	(10)	(9)	(9)	(8)	(20)	(16)
Residential real estate	—	(2)	(1)	—	(1)	(2)	(2)
Home equity	(9)	(9)	(9)	(8)	(9)	(18)	(19)
Automobile	(30)	(35)	(33)	(34)	(32)	(65)	(64)
Credit card	(81)	(90)	(87)	(86)	(90)	(171)	(182)
Education	(4)	(5)	(6)	(4)	(5)	(9)	(9)
Other consumer	(37)	(40)	(44)	(44)	(40)	(77)	(83)
Total gross charge-offs	(324)	(312)	(354)	(376)	(375)	(636)	(705)
Recoveries:
Commercial and industrial	48	35	39	22	39	83	58
Commercial real estate	8	5	2	2	7	13	9
Equipment lease financing	5	7	5	4	6	12	8
Residential real estate	3	2	2	2	3	5	6
Home equity	12	8	11	10	12	20	21
Automobile	24	23	23	25	24	47	49
Credit card	15	15	13	15	12	30	27
Education	2	2	1	2	1	4	3
Other consumer	9	10	8	8	9	19	19
Total recoveries	126	107	104	90	113	233	200
Net (charge-offs) / recoveries:
Commercial and industrial	(41)	(68)	(39)	(67)	(38)	(109)	(103)
Commercial real estate	(56)	(13)	(85)	(100)	(106)	(69)	(160)
Equipment lease financing	(5)	(3)	(4)	(5)	(2)	(8)	(8)
Residential real estate	3	—	1	2	2	3	4
Home equity	3	(1)	2	2	3	2	2
Automobile	(6)	(12)	(10)	(9)	(8)	(18)	(15)
Credit card	(66)	(75)	(74)	(71)	(78)	(141)	(155)
Education	(2)	(3)	(5)	(2)	(4)	(5)	(6)
Other consumer	(28)	(30)	(36)	(36)	(31)	(58)	(64)
Total net (charge-offs)	(198)	(205)	(250)	(286)	(262)	(403)	(505)
Provision for credit losses (a)	171	260	155	235	204	431	351
Other	6	3	(8)	4	1	9	(1)
Ending balance	$4,523	$4,544	$4,486	$4,589	$4,636	$4,523	$4,636
Supplemental Information
Net charge-offs
Commercial net charge-offs	$(102)	$(84)	$(128)	$(172)	$(146)	$(186)	$(271)
Consumer net charge-offs	(96)	(121)	(122)	(114)	(116)	(217)	(234)
Total net charge-offs	$(198)	$(205)	$(250)	$(286)	$(262)	$(403)	$(505)
Net charge-offs to average loans (annualized)	0.25%	0.26%	0.31%	0.36%	0.33%	0.25%	0.32%
Commercial	0.18%	0.16%	0.23%	0.31%	0.27%	0.17%	0.25%
Consumer	0.39%	0.49%	0.48%	0.45%	0.46%	0.44%	0.47%
(a)See Table 7 for the components of the Provision for credit losses being reported on the Consolidated Income Statement.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 7
Allowance for Credit Losses (Unaudited) (Continued)

Table 7: Components of the Provision for Credit Losses

	Three months ended					Six months ended
	June 30	March 31	December 31	September 30	June 30	June 30	June 30
In millions	2025	2025	2024	2024	2024	2025	2024
Provision for credit losses
Loans and leases	$171	$260	$155	$235	$204	$431	$351
Unfunded lending related commitments	84	(46)	(5)	7	45	38	54
Investment securities	(1)	3	—	—	(11)	2	(10)
Other financial assets	—	2	6	1	(3)	2	(5)
Total provision for credit losses	$254	$219	$156	$243	$235	$473	$390

Table 8: Allowance for Credit Losses by Loan Class (a)

	June 30, 2025			March 31, 2025			June 30, 2024
Dollars in millions	Allowance Amount	Total Loans	% of Total Loans	Allowance Amount	Total Loans	% of Total Loans	Allowance Amount	Total Loans	% of Total Loans
Allowance for loan and lease losses
Commercial
Commercial and industrial	$1,864	$188,830	0.99%	$1,704	$180,537	0.94%	$1,728	$178,789	0.97%
Commercial real estate	1,282	31,250	4.10%	1,433	32,307	4.44%	1,441	35,498	4.06%
Equipment lease financing	84	6,928	1.21%	68	6,732	1.01%	74	6,555	1.13%
Total commercial	3,230	227,008	1.42%	3,205	219,576	1.46%	3,243	220,842	1.47%
Consumer
Residential real estate	52	45,257	0.11%	43	45,890	0.09%	48	47,183	0.10%
Home equity	292	25,928	1.13%	286	25,846	1.11%	260	25,917	1.00%
Automobile	151	15,892	0.95%	167	15,324	1.09%	163	14,820	1.10%
Credit card	579	6,570	8.81%	621	6,550	9.48%	698	6,849	10.19%
Education	46	1,547	2.97%	48	1,597	3.01%	52	1,732	3.00%
Other consumer	173	4,138	4.18%	174	4,067	4.28%	172	4,086	4.21%
Total consumer	1,293	99,332	1.30%	1,339	99,274	1.35%	1,393	100,587	1.38%
Total	4,523	$326,340	1.39%	4,544	$318,850	1.43%	4,636	$321,429	1.44%
Allowance for unfunded lending related commitments	759			674			717
Allowance for credit losses	$5,282			$5,218			$5,353

Supplemental Information
Allowance for credit losses to total loans			1.62%			1.64%			1.67%
Commercial			1.69%			1.70%			1.73%
Consumer			1.45%			1.50%			1.52%
(a)    Excludes allowances for investment securities and other financial assets, which together totaled $88 million, $91 million and $112 million at June 30, 2025, March 31, 2025 and June 30, 2024, respectively.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 8
Details of Nonperforming Assets (Unaudited)

Table 9: Nonperforming Assets by Type

	June 30	March 31	December 31	September 30	June 30
Dollars in millions	2025	2025	2024	2024	2024
Nonperforming loans
Commercial
Commercial and industrial
Service providers	$124	$140	$187	$152	$152
Manufacturing	71	96	30	35	79
Retail trade	63	121	18	22	51
Health care	53	76	73	75	37
Transportation and warehousing	47	44	47	46	41
Technology, media and telecommunications	31	52	73	74	108
Real estate related (a)	21	22	24	29	47
Wholesale trade	17	15	43	127	19
Other industries	35	30	33	162	168
Total commercial and industrial	462	596	528	722	702
Commercial real estate	753	851	919	993	928
Equipment lease financing	36	20	15	14	16
Total commercial	1,251	1,467	1,462	1,729	1,646
Consumer (b)
Residential real estate	325	287	278	265	275
Home equity	436	437	482	473	468
Automobile	80	83	86	90	93
Credit card	13	15	15	15	13
Other consumer	3	3	3	6	8
Total consumer	857	825	864	849	857
Total nonperforming loans (c)	2,108	2,292	2,326	2,578	2,503
OREO and foreclosed assets	33	32	31	31	34
Total nonperforming assets	$2,141	$2,324	$2,357	$2,609	$2,537
Nonperforming loans to total loans	0.65%	0.72%	0.73%	0.80%	0.78%
Nonperforming assets to total loans, OREO and foreclosed assets	0.66%	0.73%	0.74%	0.81%	0.79%
Nonperforming assets to total assets	0.38%	0.42%	0.42%	0.46%	0.46%
Allowance for loan and lease losses to nonperforming loans	215%	198%	193%	178%	185%
(a)Represents loans related to customers in the real estate and construction industries.
(b)Excludes most unsecured consumer loans and lines of credit, which are charged off after 120 to 180 days past due and are not placed on nonperforming status.
(c)Nonperforming loans exclude certain government insured or guaranteed loans, loans held for sale and loans accounted for under the fair value option.

Table 10: Change in Nonperforming Assets

	Three months ended
	June 30	March 31	December 31	September 30	June 30
Dollars in millions	2025	2025	2024	2024	2024
Beginning balance	$2,324	$2,357	$2,609	$2,537	$2,415
New nonperforming assets	367	477	397	661	571
Charge-offs and valuation adjustments	(149)	(135)	(174)	(200)	(178)
Principal activity, including paydowns and payoffs	(312)	(156)	(401)	(322)	(201)
Asset sales and transfers to loans held for sale	(5)	(77)	(15)	(6)	(16)
Returned to performing status	(84)	(142)	(59)	(61)	(54)
Ending balance	$2,141	$2,324	$2,357	$2,609	$2,537

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 9
Accruing Loans Past Due (Unaudited)

Table 11: Accruing Loans Past Due 30 to 59 Days (a)

	June 30	March 31	December 31	September 30	June 30
Dollars in millions	2025	2025	2024	2024	2024
Commercial
Commercial and industrial	$118	$216	$159	$106	$95
Commercial real estate	43	6	25	9	8
Equipment lease financing	15	41	41	22	19
Total commercial	176	263	225	137	122
Consumer
Residential real estate
Non government insured	169	208	161	162	201
Government insured	78	79	73	76	77
Home equity	62	71	71	65	64
Automobile	74	73	83	81	92
Credit card	42	45	49	55	50
Education
Non government insured	4	5	5	6	5
Government insured	18	20	20	20	22
Other consumer	12	10	10	12	12
Total consumer	459	511	472	477	523
Total	$635	$774	$697	$614	$645
Supplemental Information
Total accruing loans past due 30-59 days to total loans	0.19%	0.24%	0.22%	0.19%	0.20%
Commercial	0.08%	0.12%	0.10%	0.06%	0.06%
Consumer	0.46%	0.51%	0.47%	0.47%	0.52%
(a)Excludes loans held for sale.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 10
Accruing Loans Past Due (Unaudited) (Continued)

Table 12: Accruing Loans Past Due 60 to 89 Days (a)

	June 30	March 31	December 31	September 30	June 30
Dollars in millions	2025	2025	2024	2024	2024
Commercial
Commercial and industrial	$91	$34	$43	$40	$53
Commercial real estate	6	—	18	—	2
Equipment lease financing	10	11	12	12	6
Total commercial	107	45	73	52	61
Consumer
Residential real estate
Non government insured	52	93	58	40	48
Government insured	39	39	48	45	43
Home equity	28	28	26	27	24
Automobile	19	19	22	21	22
Credit card	32	33	38	39	37
Education
Non government insured	3	3	2	3	2
Government insured	11	11	13	13	13
Other consumer	6	7	8	12	9
Total consumer	190	233	215	200	198
Total	$297	$278	$288	$252	$259
Supplemental Information
Total accruing loans past due 60-89 days to total loans	0.09%	0.09%	0.09%	0.08%	0.08%
Commercial	0.05%	0.02%	0.03%	0.02%	0.03%
Consumer	0.19%	0.23%	0.21%	0.20%	0.20%
(a)Excludes loans held for sale.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 11
Accruing Loans Past Due (Unaudited) (Continued)

Table 13: Accruing Loans Past Due 90 Days or More (a)

	June 30	March 31	December 31	September 30	June 30
Dollars in millions	2025	2025	2024	2024	2024
Commercial
Commercial and industrial	$79	$75	$72	$97	$86
Commercial real estate	—	—	—	—	1
Total commercial	79	75	72	97	87
Consumer
Residential real estate
Non government insured	53	53	56	52	27
Government insured	129	130	132	127	128
Automobile	5	7	9	6	6
Credit card	64	71	81	79	76
Education
Non government insured	2	2	2	2	2
Government insured	32	34	37	38	34
Other consumer	7	7	8	8	8
Total consumer	292	304	325	312	281
Total	$371	$379	$397	$409	$368
Supplemental Information
Total accruing loans past due 90 days or more to total loans	0.11%	0.12%	0.13%	0.13%	0.11%
Commercial	0.03%	0.03%	0.03%	0.04%	0.04%
Consumer	0.29%	0.31%	0.32%	0.31%	0.28%
Total accruing loans past due	$1,303	$1,431	$1,382	$1,275	$1,272
Commercial	$362	$383	$370	$286	$270
Consumer	$941	$1,048	$1,012	$989	$1,002
Total accruing loans past due to total loans	0.40%	0.45%	0.44%	0.40%	0.40%
Commercial	0.16%	0.17%	0.17%	0.13%	0.12%
Consumer	0.95%	1.06%	1.01%	0.98%	1.00%
(a)Excludes loans held for sale.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 12
Business Segment Descriptions (Unaudited)

Retail Banking provides deposit, lending, brokerage, insurance services, investment management and cash management products and services to consumer and small business customers who are serviced through our coast-to-coast branch network, digital channels, ATMs, or through our phone-based customer contact centers. Deposit products include checking, savings and money market accounts and time deposits. Lending products include residential mortgages, home equity loans and lines of credit, auto loans, credit cards, education loans and personal and small business loans and lines of credit. The residential mortgage loans are directly originated within our branch network and nationwide, and are typically underwritten to agency and/or third-party standards, and either sold, servicing retained or held on our balance sheet. Brokerage, investment management and cash management products and services include managed, education, retirement and trust accounts.

Corporate & Institutional Banking provides lending, treasury management, capital markets and advisory products and services to mid-sized and large corporations and government and not-for-profit entities. Lending products include secured and unsecured loans, letters of credit and equipment leases. The Treasury Management business provides corporations with cash and investment management services, receivables and disbursement management services, funds transfer services and access to online/mobile information management and reporting services. Capital markets and advisory includes services and activities primarily related to merger and acquisitions advisory, equity capital markets advisory, asset-backed financing, loan syndication, securities underwriting and customer-related trading. We also provide commercial loan servicing and technology solutions for the commercial real estate finance industry. Products and services are provided nationally.

Asset Management Group provides private banking for high net worth and ultra high net worth clients and institutional asset management. The Asset Management group is composed of two operating units:
•PNC Private Bank provides products and services to emerging affluent, high net worth and ultra high net worth individuals and their families including investment and retirement planning, customized investment management, credit and cash management solutions, trust management and administration. In addition, multi-generational family planning services are also provided to ultra high net worth individuals and their families, which include estate, financial, tax, fiduciary and customized performance reporting through PNC Private Bank Hawthorn.
•Institutional Asset Management provides outsourced chief investment officer, custody, cash and fixed income client solutions and retirement plan fiduciary investment services to institutional clients including corporations, healthcare systems, insurance companies, unions, municipalities and non-profits.

Table 14: Period End Employees

	June 30	March 31	December 31	September 30	June 30
	2025	2025	2024	2024	2024
Full-time employees
Retail Banking	26,291	27,108	27,513	27,740	27,935
Other full-time employees	26,884	26,360	26,173	26,009	25,997
Total full-time employees	53,175	53,468	53,686	53,749	53,932
Part-time employees
Retail Banking	1,465	1,460	1,451	1,451	1,558
Other part-time employees	407	48	47	49	422
Total part-time employees	1,872	1,508	1,498	1,500	1,980
Total	55,047	54,976	55,184	55,249	55,912

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 13
Table 15: Summary of Business Segment Net Income and Revenue (Unaudited) (a)

	Three months ended					Six months ended
	June 30	March 31	December 31	September 30	June 30	June 30	June 30
In millions	2025	2025	2024	2024	2024	2025	2024
Net Income
Retail Banking (b)	$1,359	$1,121	$1,083	$1,172	$1,719	$2,480	$2,808
Corporate & Institutional Banking	1,229	1,244	1,365	1,197	1,046	2,473	2,167
Asset Management Group (b)	129	105	95	96	95	234	185
Other (b)	(1,090)	(989)	(933)	(975)	(1,401)	(2,079)	(2,371)
Net income excluding noncontrolling interests	$1,627	$1,481	$1,610	$1,490	$1,459	$3,108	$2,789

Revenue
Retail Banking (b)	$3,756	$3,542	$3,542	$3,494	$4,124	$7,298	$7,511
Corporate & Institutional Banking	2,720	2,630	2,755	2,645	2,502	5,350	4,939
Asset Management Group (b)	423	417	403	393	388	840	766
Other (b)	(1,238)	(1,137)	(1,133)	(1,100)	(1,603)	(2,375)	(2,660)
Total revenue	$5,661	$5,452	$5,567	$5,432	$5,411	$11,113	$10,556
(a)Our business information is presented based on our internal management reporting practices. Net interest income in business segment results reflects PNC’s internal funds transfer pricing methodology. Assets receive a funding charge and liabilities and capital receive a funding credit based on a transfer pricing methodology that incorporates product repricing characteristics, tenor and other factors.
(b)See the Retail Banking and Asset Management Group tables that follow for details on reclassifications made during the second quarter of 2025 that impact both Net Income and Revenue. Prior periods have been adjusted to conform with the current presentation.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 14
Table 16: Retail Banking (Unaudited) (a)

	Three months ended							Six months ended
	June 30	March 31		December 31		September 30	June 30	June 30	June 30
Dollars in millions	2025	2025		2024		2024	2024	2025	2024
Income Statement
Net interest income (b)(c)	$2,974	$2,836		$2,834		$2,793	$2,715	$5,810	$5,338
Noninterest income	782	706		708		701	1,409	1,488	2,173
Total revenue (b)(c)	3,756	3,542		3,542		3,494	4,124	7,298	7,511
Provision for credit losses	83	168		106		111	27	251	145
Noninterest expense (d)
Personnel	539	538		536		539	533	1,077	1,074
Segment allocations (e)	978	967		977		930	940	1,945	1,867
Depreciation and amortization	87	86		72		75	77	173	153
Other (f)	286	311		425		298	291	597	584
Total noninterest expense	1,890	1,902		2,010		1,842	1,841	3,792	3,678
Pretax earnings (b)(c)	1,783	1,472		1,426		1,541	2,256	3,255	3,688
Income taxes (b)(c)	414	342		332		360	526	756	861
Noncontrolling interests	10	9		11		9	11	19	19
Earnings (b)(c)	$1,359	$1,121	752	$1,083	322	$1,172	$1,719	$2,480	$2,808
Average Balance Sheet
Loans held for sale	$874	$860		$873		$986	$641	$867	$560
Loans (b)
Consumer
Residential real estate	$34,647	$35,197		$35,658		$35,953	$36,186	$34,920	$36,394
Home equity	24,551	24,549		24,604		24,542	24,544	24,548	24,600
Automobile	15,738	15,240		15,213		15,000	14,785	15,491	14,812
Credit card	6,483	6,568		6,779		6,805	6,840	6,525	6,885
Education	1,586	1,637		1,674		1,723	1,822	1,612	1,877
Other consumer	1,756	1,754		1,776		1,756	1,745	1,756	1,758
Total consumer	84,761	84,945		85,704		85,779	85,922	84,852	86,326
Commercial	12,725	12,841		12,927		12,789	12,787	12,783	12,704
Total loans	$97,486	$97,786		$98,631		$98,568	$98,709	$97,635	$99,030
Total assets (b)	$114,061	$115,176		$117,175		$116,477	$117,322	$114,601	$116,856
Deposits (b)
Noninterest-bearing	$52,353	$51,307		$52,503		$53,069	$53,533	$51,833	$53,505
Interest-bearing (c)	191,190	189,563		187,011		185,940	187,624	190,381	187,010
Total deposits	$243,543	$240,870		$239,514		$239,009	$241,157	$242,214	$240,515
Performance Ratios (b)(c)
Return on average assets	4.78%	3.95%		3.67%		3.99%	5.88%	4.36%	4.85%
Noninterest income to total revenue	21%	20%		20%		20%	34%	20%	29%
Efficiency	50%	54%		57%		53%	45%	52%	49%
(continued on following page)

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 15
Retail Banking (Unaudited) (Continued)

	Three months ended					Six months ended
	June 30	March 31	December 31	September 30	June 30	June 30	June 30
Dollars in millions, except as noted	2025	2025	2024	2024	2024	2025	2024
Supplemental Noninterest Income Information
Asset management and brokerage	$150	$152	$135	$145	$135	$302	$272
Card and cash management	$328	$296	$308	$319	$330	$624	$636
Lending and deposit services	$190	$184	$191	$193	$182	$374	$360
Residential and commercial mortgage	$61	$65	$46	$129	$70	$126	$167
Other income - Gain on Visa shares exchange program	$—	$—	$—	$—	$754	$—	$754
Residential Mortgage Information
Residential mortgage servicing statistics (in billions, except as noted) (g)
Serviced portfolio balance (h)	$189	$193	$197	$200	$204
MSR asset value (h)	$2.5	$2.5	$2.6	$2.5	$2.7
Servicing income: (in millions)
Servicing fees, net (i)	$60	$71	$69	$69	$67	$131	$149
Mortgage servicing rights valuation net of economic hedge	$2	$(4)	$(28)	$53	$(14)	$(2)	$(20)
Residential mortgage loan statistics
Loan origination volume (in billions)	$1.7	$1.0	$1.6	$1.8	$1.7	$2.7	$3.0
Loan sale margin percentage	0.91%	0.58%	1.26%	1.45%	1.96%	0.78%	2.21%
Other Information
Credit-related statistics
Nonperforming assets (h)	$812	$804	$848	$836	$840
Net charge-offs - loans and leases	$120	$144	$152	$141	$138	$264	$277
Other statistics
Branches (h)(j)	2,218	2,217	2,234	2,242	2,247
Brokerage account client assets (in billions) (h)(k)	$87	$84	$84	$84	$81
(a)See note (a) on page 13.
(b)During the second quarter of 2025, certain loans and deposits, and the associated income statement impact, were transferred from the Asset Management Group to Retail Banking to better align products and services with the appropriate business segment. Prior periods have been adjusted to conform with the current presentation.
(c)During the second quarter of 2025, brokered time deposits, and the associated income statement impact, were reclassified from Retail Banking to other activities, reflecting their use for asset and liability management. Prior periods have been adjusted to conform with the current presentation.
(d)As a result of an organizational realignment, certain expenses were reclassified as corporate operations and were moved from Retail Banking to other activities during the second quarter of 2025. Prior periods have been adjusted to conform with the current presentation.
(e)Represents expense allocations for corporate overhead services used by each business segment; primarily comprised of technology, human resources and occupancy-related allocations.
(f)Other is primarily comprised of other direct expenses including outside services and equipment expense. Amounts for the fourth quarter of 2024 also include asset impairments primarily related to technology investments.
(g)Represents mortgage loan servicing balances for third parties and the related income.
(h)Presented as of period end.
(i)Servicing fees net of impact of decrease in MSR value due to passage of time, which includes the impact from regularly scheduled loan principal payments, prepayments and loans paid off during the period.
(j)Reflects all branches excluding standalone mortgage offices and satellite offices (e.g., drive-ups, electronic branches and retirement centers) that provide limited products and/or services.
(k)Includes cash and money market balances.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 16
Table 17: Corporate & Institutional Banking (Unaudited) (a)

	Three months ended					Six months ended
	June 30	March 31	December 31	September 30	June 30	June 30	June 30
Dollars in millions	2025	2025	2024	2024	2024	2025	2024
Income Statement
Net interest income	$1,698	$1,652	$1,688	$1,615	$1,560	$3,350	$3,109
Noninterest income	1,022	978	1,067	1,030	942	2,000	1,830
Total revenue	2,720	2,630	2,755	2,645	2,502	5,350	4,939
Provision for credit losses	184	49	44	134	228	233	275
Noninterest expense
Personnel	370	376	401	393	348	746	714
Segment allocations (b)	381	383	386	371	374	764	740
Depreciation and amortization	49	51	51	50	51	100	101
Other (c)	150	146	143	136	138	296	278
Total noninterest expense	950	956	981	950	911	1,906	1,833
Pretax earnings	1,586	1,625	1,730	1,561	1,363	3,211	2,831
Income taxes	352	377	361	359	312	729	654
Noncontrolling interests	5	4	4	5	5	9	10
Earnings	$1,229	$1,244	$1,365	$1,197	$1,046	$2,473	$2,167
Average Balance Sheet
Loans held for sale	$775	$255	$832	$339	$212	$516	$181
Loans
Commercial
Commercial and industrial	$170,829	$163,379	$163,410	$163,061	$163,083	$167,125	$163,205
Commercial real estate	30,962	32,151	33,525	34,450	34,441	31,553	34,430
Equipment lease financing	6,801	6,692	6,737	6,529	6,490	6,747	6,479
Total commercial	208,592	202,222	203,672	204,040	204,014	205,425	204,114
Consumer	4	3	3	3	4	3	3
Total loans	$208,596	$202,225	$203,675	$204,043	$204,018	$205,428	$204,117
Total assets	$234,391	$227,069	$227,845	$227,277	$229,604	$230,750	$229,151
Deposits
Noninterest-bearing	$39,196	$39,501	$42,119	$41,174	$41,185	$39,347	$42,520
Interest-bearing	107,275	108,503	109,205	104,872	98,716	107,886	98,778
Total deposits	$146,471	$148,004	$151,324	$146,046	$139,901	$147,233	$141,298
Performance Ratios
Return on average assets	2.10%	2.22%	2.38%	2.09%	1.83%	2.16%	1.91%
Noninterest income to total revenue	38%	37%	39%	39%	38%	37%	37%
Efficiency	35%	36%	36%	36%	36%	36%	37%
(continued on following page)

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 17
Corporate & Institutional Banking (Unaudited) (Continued)

	Three months ended					Six months ended
	June 30	March 31	December 31	September 30	June 30	June 30	June 30
Dollars in millions	2025	2025	2024	2024	2024	2025	2024
Other Information
Consolidated revenue from:
Treasury Management (d)	$1,077	$1,049	$1,058	$974	$954	$2,126	$1,890
Commercial mortgage banking activities:
Commercial mortgage loans held for sale (e)	$24	$26	$38	$16	$17	$50	$27
Commercial mortgage loan servicing income (f)	116	94	112	90	84	210	151
Commercial mortgage servicing rights valuation, net of economic hedge	36	39	39	32	39	75	76
Total	$176	$159	$189	$138	$140	$335	$254
Commercial mortgage servicing statistics
Serviced portfolio balance (in billions) (g)(h)	$295	$294	$290	$289	$289
MSR asset value (g)	$1,010	$1,041	$1,085	$975	$1,082
Average loans by C&IB business
Corporate Banking	$123,069	$117,659	$116,364	$116,330	$116,439	$120,379	$116,642
Real Estate	42,533	43,283	45,472	46,181	45,987	42,906	46,297
Business Credit	31,544	30,044	30,343	29,825	29,653	30,798	29,291
Commercial Banking	7,281	7,343	7,290	7,438	7,527	7,312	7,536
Other	4,169	3,896	4,206	4,269	4,412	4,033	4,351
Total average loans	$208,596	$202,225	$203,675	$204,043	$204,018	$205,428	$204,117
Credit-related statistics
Nonperforming assets (g)	$1,160	$1,372	$1,368	$1,624	$1,528
Net charge-offs - loans and leases	$83	$64	$100	$147	$129	$147	$237
(a)See note (a) on page 13.
(b)Represents expense allocations for corporate overhead services used by each business segment; primarily comprised of technology, human resources and occupancy-related allocations.
(c)Other is primarily comprised of other direct expenses including outside services and equipment expense.
(d)Amounts are reported in net interest income and noninterest income.
(e)Represents commercial mortgage banking income for valuations on commercial mortgage loans held for sale and related commitments, derivative valuations, origination fees, gains on sale of loans held for sale and net interest income on loans held for sale.
(f)Represents net interest income and noninterest income from loan servicing, net of reduction in commercial mortgage servicing rights due to time and payoffs. Commercial mortgage servicing rights valuation, net of economic hedge is shown separately.
(g)Presented as of period end.
(h)Represents balances related to capitalized servicing.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 18
Table 18: Asset Management Group (Unaudited) (a)

	Three months ended					Six months ended
	June 30	March 31	December 31	September 30	June 30	June 30	June 30
Dollars in millions, except as noted	2025	2025	2024	2024	2024	2025	2024
Income Statement
Net interest income (b)	$179	$174	$161	$151	$153	$353	$301
Noninterest income	244	243	242	242	235	487	465
Total revenue (b)	423	417	403	393	388	840	766
Provision for (recapture of) credit losses	(13)	1	2	(2)	2	(12)	(3)
Noninterest expense
Personnel	115	121	116	120	115	236	236
Segment allocations (c)	118	117	123	114	110	235	217
Depreciation and amortization	10	8	8	6	9	18	16
Other (d)	25	33	30	30	27	58	57
Total noninterest expense	268	279	277	270	261	547	526
Pretax earnings (b)	168	137	124	125	125	305	243
Income taxes (b)	39	32	29	29	30	71	58
Earnings (b)	$129	$105	$95	$96	$95	$234	$185
Average Balance Sheet
Loans (b)
Consumer
Residential real estate	$9,912	$9,907	$9,981	$10,035	$9,980	$9,910	$9,832
Other consumer	3,543	3,472	3,480	3,498	3,539	3,508	3,551
Total consumer	13,455	13,379	13,461	13,533	13,519	13,418	13,383
Commercial	731	657	668	714	814	694	831
Total loans	$14,186	$14,036	$14,129	$14,247	$14,333	$14,112	$14,214
Total assets (b)	$14,629	$14,482	$14,580	$14,690	$14,779	$14,556	$14,654
Deposits (b)
Noninterest-bearing	$1,585	$1,540	$1,539	$1,595	$1,568	$1,563	$1,552
Interest-bearing	25,327	26,106	25,669	25,186	25,844	25,714	26,243
Total deposits	$26,912	$27,646	$27,208	$26,781	$27,412	$27,277	$27,795
Performance Ratios (b)
Return on average assets	3.54%	2.94%	2.59%	2.59%	2.58%	3.24%	2.55%
Noninterest income to total revenue	58%	58%	60%	62%	61%	58%	61%
Efficiency	63%	67%	69%	69%	67%	65%	69%
Other Information
Nonperforming assets (e)	$63	$36	$28	$36	$51
Net charge-offs - loans and leases	$(1)	$—	$2	$—	$—	$(1)	$—
Client Assets Under Administration (in billions) (e)(f)
Discretionary client assets under management
PNC Private Bank	$131	$127	$129	$132	$123
Institutional Asset Management	86	83	82	82	73
Total discretionary clients assets under management	217	210	211	214	196
Nondiscretionary client assets under administration	204	201	210	216	208
Total	$421	$411	$421	$430	$404
(a)See note (a) on page 13.
(b)During the second quarter of 2025, certain loans and deposits, and the associated income statement impact, were transferred from the Asset Management Group to Retail Banking to better align products and services with the appropriate business segment. Prior periods have been adjusted to conform with the current presentation.
(c)Represents expense allocations for corporate overhead services used by each business segment; primarily comprised of technology, human resources and occupancy-related allocations.
(d)Other is primarily comprised of other direct expenses including outside services and equipment expense.
(e)Presented as of period end.
(f)Excludes brokerage account client assets.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 19
Glossary of Terms

Allowance for credit losses (ACL) – A valuation account that is deducted from or added to the amortized cost basis of the related financial assets to present the net carrying value at the amount expected to be collected on the financial asset.

Amortized cost basis – Amount at which a financial asset is originated or acquired, adjusted for applicable accretion or amortization of premiums, discounts and net deferred fees or costs, collection of cash, charge-offs, foreign exchange and fair value hedge accounting adjustments.

Basel III common equity Tier 1 (CET1) capital (Tailoring Rules) – Common stock plus related surplus, net of treasury stock, plus retained earnings, less goodwill, net of associated deferred tax liabilities, less other disallowed intangibles, net of deferred tax liabilities and plus/less other adjustments. Investments in unconsolidated financial institutions, as well as mortgage servicing rights and deferred tax assets, must then be deducted to the extent such items (net of associated deferred tax liabilities) individually exceed 25% of our adjusted Basel III common equity Tier 1 capital.

Basel III common equity Tier 1 capital ratio – Common equity Tier 1 capital divided by period-end risk-weighted assets (as applicable).

Basel III Tier 1 capital – Common equity Tier 1 capital, plus qualifying preferred stock, plus certain trust preferred capital securities, plus certain noncontrolling interests that are held by others and plus/less other adjustments.

Basel III Tier 1 capital ratio – Tier 1 capital divided by period-end risk-weighted assets (as applicable).

Basel III Total capital – Tier 1 capital plus qualifying subordinated debt, plus certain trust preferred securities, plus, under the Basel III transitional rules and the standardized approach, the allowance for loan and lease losses included in Tier 2 capital and other.

Basel III Total capital ratio – Basel III Total capital divided by period-end risk-weighted assets (as applicable).

Charge-off – Process of removing a loan or portion of a loan from our balance sheet because it is considered uncollectible. We also record a charge-off when a loan is transferred from portfolio holdings to held for sale by reducing the loan carrying amount to the fair value of the loan, if fair value is less than carrying amount.

Common shareholders’ equity – Total shareholders' equity less the liquidation value of preferred stock.

Credit valuation adjustment – Represents an adjustment to the fair value of our derivatives for our own and counterparties’ non-performance risk.

Criticized commercial loans – Loans with potential or identified weaknesses based upon internal risk ratings that comply with the regulatory classification definitions of “special mention,” “substandard” or “doubtful.”

Current Expected Credit Loss (CECL) – Methodology for estimating the allowance for credit losses on in-scope financial assets held at amortized cost and unfunded lending related commitments which uses a combination of expected losses over a reasonable and supportable forecast period, a reversion period and long run average credit losses for their estimated contractual term.

Discretionary client assets under management – Assets over which we have sole or shared investment authority for our customers/clients. We do not include these assets on our Consolidated Balance Sheet.

Earning assets – Assets that generate income, which include: interest-earning deposits with banks; loans held for sale; loans; investment securities; and certain other assets.

Effective duration – A measurement, expressed in years, that, when multiplied by a change in interest rates, would approximate the percentage change in value of on- and off- balance sheet positions.

Efficiency – Noninterest expense divided by total revenue.

Fair value – The price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Fee income – Refers to the following categories within Noninterest income: Asset management and brokerage, Capital markets and advisory, Card and cash management, Lending and deposit services, and Residential and commercial mortgage.

GAAP – Accounting principles generally accepted in the United States of America.

Leverage ratio – Basel III Tier 1 capital divided by average quarterly adjusted total assets.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 20
Nondiscretionary client assets under administration – Assets we hold for our customers/clients in a nondiscretionary, custodial capacity. We do not include these assets on our Consolidated Balance Sheet.

Nonperforming assets – Nonperforming assets include nonperforming loans, OREO and foreclosed assets. We do not accrue interest income on assets classified as nonperforming.

Nonperforming loans – Loans accounted for at amortized cost whose credit quality has deteriorated to the extent that full collection of contractual principal and interest is not probable. Interest income is not recognized on nonperforming loans. Nonperforming loans exclude certain government insured or guaranteed loans for which we expect to collect substantially all principal and interest, loans held for sale and loans accounted for under the fair value option.

Operating leverage – The period to period dollar or percentage change in total revenue less the dollar or percentage change in noninterest expense. A positive variance indicates that revenue growth exceeded expense growth (i.e., positive operating leverage) while a negative variance implies expense growth exceeded revenue growth (i.e., negative operating leverage).

Other real estate owned (OREO) and foreclosed assets – Assets taken in settlement of troubled loans primarily through deed-in-lieu of foreclosure or foreclosure. Foreclosed assets include real and personal property. Certain assets that have a government-guarantee which are classified as other receivables are excluded.

Risk-weighted assets – Computed by the assignment of specific risk-weights (as defined by the Board of Governors of the Federal Reserve System) to assets and off-balance sheet instruments.

Servicing rights – Intangible assets or liabilities created by an obligation to service assets for others. Typical servicing rights include the right to receive a fee for collecting and forwarding payments on loans and related taxes and insurance premiums held in escrow.

Supplementary leverage ratio – Basel III Tier 1 capital divided by Supplementary leverage exposure.

Tailoring Rules – Rules adopted by the federal banking agencies to better tailor the application of their capital, liquidity, and enhanced prudential requirements for banking organizations to the asset size and risk profile (as measured by certain regulatory metrics) of the banking organization. Effective January 1, 2020, the agencies' capital and liquidity rules classify all BHCs with $100 billion or more in total assets into one of four categories (Category I, Category II, Category III, and Category IV).

Taxable-equivalent interest income – The interest income earned on certain assets that is completely or partially exempt from federal income tax. These tax-exempt instruments typically yield lower returns than taxable investments.

Unfunded lending related commitments – Standby letters of credit, financial guarantees, commitments to extend credit and similar unfunded obligations that are not unilaterally, unconditionally, cancelable at PNC’s option.